CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our reports dated April 28, 2022, with respect to the financial statements of Allspring Target Today Fund (formerly, Wells Fargo Target Today Fund), Allspring Target 2010 Fund (formerly, Wells Fargo Target 2010 Fund), Allspring Target 2015 Fund (formerly, Wells Fargo Target 2015 Fund), Allspring Target 2020 Fund (formerly, Wells Fargo Target 2020 Fund), Allspring Target 2025 Fund (formerly, Wells Fargo Target 2025 Fund), Allspring Target 2030 Fund (formerly, Wells Fargo Target 2030 Fund), Allspring Target 2035 Fund (formerly, Wells Fargo Target 2035 Fund), Allspring Target 2040 Fund (formerly, Wells Fargo Target 2040 Fund), Allspring Target 2045 Fund (formerly, Wells Fargo Target 2045 Fund), Allspring Target 2050 Fund (formerly, Wells Fargo Target 2050 Fund), Allspring Target 2055 Fund (formerly, Wells Fargo Target 2055 Fund), Allspring Target 2060 Fund (formerly, Wells Fargo Target 2060 Fund), Allspring Dynamic Target Today Fund (formerly, Wells Fargo Dynamic Target Today Fund), Allspring Dynamic Target 2015 Fund (formerly, Wells Fargo Dynamic Target 2015 Fund), Allspring Dynamic Target 2020 Fund (formerly, Wells Fargo Dynamic Target 2020 Fund), Allspring Dynamic Target 2025 Fund (formerly, Wells Fargo Dynamic Target 2025 Fund), Allspring Dynamic Target 2030 Fund (formerly, Wells Fargo Dynamic Target 2030 Fund), Allspring Dynamic Target 2035 Fund (formerly, Wells Fargo Dynamic Target 2035 Fund), Allspring Dynamic Target 2040 Fund (formerly, Wells Fargo Dynamic Target 2040 Fund), Allspring Dynamic Target 2045 Fund (formerly, Wells Fargo Dynamic Target 2045 Fund), Allspring Dynamic Target 2050 Fund (formerly, Wells Fargo Dynamic Target 2050 Fund), Allspring Dynamic Target 2055 Fund (formerly, Wells Fargo Dynamic Target 2055 Fund), and Allspring Dynamic Target 2060 Fund (formerly, Wells Fargo Dynamic Target 2060 Fund), twenty-three of the funds comprising Allspring Funds Trust (formerly, Wells Fargo Funds Trust), as of February 28, 2022, incorporated herein by reference and to the reference to our firm under the heading “Financial Statements” in the Prospectus/Information Statement.

/s/ KPMG LLP

Boston, Massachusetts
June 7, 2022